Green Brick Partners, Inc. 8-K

Exhibit 99.1

Green Brick Partners Credit Suisse SMID Conference P resentation September 16 - 17, 2015

This presentation and the oral statements made by representatives of Green Brick Partners, Inc. (the “Company”) during the course of this presentation that are not historical facts are forward - looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “outlook,” “strategy,” “positioned,” “intends,” “plans,” “believes,” “projects,” “estimates” and similar expressions, as well as statements in the future tense. Although the Company believes that the assumptions underlying these statements are reasonable, individuals considering such statements for any purpose are cautioned that such forward - looking statements are inherently uncertain and necessarily involve risks that may affect the Company’s business prospects and performance, causing actual results to differ from those discussed during the presentation, and any such difference may be material . Factors that could cause actual results to differ from those anticipated are discussed in the Company’s annual and quarterly reports filed with the SEC. Any forward - looking statements made are subject to risks and uncertainties, many of which are beyond management’s control. These risks include the risks described in the Company’s filings with the SEC. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward - looking statements . Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward - looking statements. These forward - looking statements are made only as of the date hereof. The Company undertakes no obligation to publicly update any forward - looking statements, whether as a result of new information or future events. The Company presents Basic Adjusted EPS and Diluted Adjusted EPS and Basic and Diluted Adjusted weighted - average number of shares outstanding and Income before taxes attributable to GRBK. The Company believes these and similar measures are useful to management and investors in evaluating its operating performance and financing structure. The Company also believes these measures facilitate the comparison of their operating performance and financing structure with other companies in the industry. Because these measures are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”), they may not be comparable to other similarly titled measures of other companies and should not be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP. 1 Forward - Looking Statements

 Jim Brickman − Chief Executive Officer − Over 35 years in real estate development and homebuilding − Co - founded JBGL with Greenlight Capital in 2008. JBGL was merged into Green Brick in 2014. − Previously served as Chairman and CEO of Princeton Homes and Princeton Realty Corp  Rick Costello − Chief Financial Officer − Over 2 5 years of financial and operational experience in all aspects of real estate management − Previously served as CFO and COO of GL Homes, as AVP of finance of Paragon Group and as an auditor for KPMG  Jason Corley − Chief Operating Officer for builder operations − Over 15 years in real estate development and accounting − Previously worked as a financial and land acquisition analyst for K. Hovnanian Homes and as an auditor for Arthur Andersen and Ernst & Young  Jed Dolson − Head of Land Acquisition and Development – COO of Green Brick Communities − Over 12 years of land development and property acquisition − Head of GRBK land acquisitions since 2010 − Masters Degree in Engineering, Stanford University, and Registered Engineer, State of Texas Senior Management 2

Green Brick at a Glance

- Uniquely structured residential land development and homebuilding company
  - We build and deliver homes through our four builders in which we own a 50% controlling interest
  - We sell lots and provide lot acquisition and vertical construction financing to our controlled builders
- Currently focused on the high growth metropolitan areas of Dallas and Atlanta
- Attractive land position of over 4,600 well-located residential lots[1]
  - ~76% of our residential lots are owned
  - Virtually all lots are owned at corporate level vs. at the controlled builder level.
  - In Dallas, we develop land under the Green Brick Communities brand.

Controlled Builders

Dallas	Products offered
CB JENI	Townhomes
Normandy Homes[2]	Single family
Southgate Homes	Luxury homes
Centre Living Homes	Townhomes, contractor on luxury homes
Atlanta	
The Providence Group	Townhomes, single family, luxury homes


Dallas
Atlanta

(1) As of June 30, 2015.
(2) Subsidiary of CB JENI.

GREEN BRICK PARTNERS

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Key Business H ighlights Attractive land positions in our core markets x Currently focused on high growth Dallas and Atlanta markets x Continued growth while prudently using leverage x Uniquely structured business model that maximizes profitability x Growth through opening new communities x 4 Experienced management team x Disciplined investment approach coupled with strong land sourcing and evaluation capabilities x

Experienced M anagement Team  Our management team is comprised of building and finance veterans that have decades of experience in our core markets with expertise in capital allocation, land acquisition, entitlement, development, construction, marketing and home sales Rick Costello CFO 25+ yrs experience Jed Dolson Head of Land Acquisition and Development 12+ yrs experience Warren Jolly President 30+ yrs experience Bruno Pasquinelli President 30+ yrs experience Jay Hankla President 20+ yrs experience Jim Brickman Founder, Chief Executive Officer and Director 35+ yrs experience Jason Corley COO 15+ yrs experience 5 David Einhorn Chairman of Board of Directors F ounder of Greenlight Capital and co - founder of GRBK

 We are a uniquely structured company that combines residential land development and homebuilding with strong sponsor ownership and controlling interests in our homebuilders Corporate Structure Strong sponsor ownership and our controlled builders 50% 50% 50% 49.4% Note: Greenlight Capital is a $12 billion investment fund managed by GRBK’s Chairman David Einhorn. Affiliates of Greenlight Capital Inc. own 49.4% of the Company as of June 30, 2015. 6 50% 80% 100%

Uniquely S tructured B usiness Model 1. Land Acquisition • Deals are typically sourced by us or our controlled builders and approved by Green Brick • We acquire land and enter into a lot takedown agreement with our controlled builders • We entitle and develop land, targeting at least a 20% unlevered IRR • We retain the flexibility to sell lots to 3 rd parties to maximize returns and minimize risk 2. Construction Lending • We finance lot purchases and home construction for our controlled builders at attractive interest rates to Green Brick with low loan - to - values • Our controlled builders are obligated to finance all home construction exclusively with Green Brick 3. Equity Participation • We own controlling interest in our controlled builders • We receive 50% of the residual profits of our controlled builders after first collecting land profits and construction lending income • Our controlled builders are highly incentivized to operate efficiently to maximize their profit participation Sale of land to controlled builders Sale of homes  Three complementary revenue streams  Preserves upside and limits downside  Controlled ownership of local builders with strong local management teams 7

 Target successful homebuilders − T arget controlled builders with successful track records in high - growth markets  Provide operational guidance − Strategic planning and operational oversight − Full transparency into all costs of building process supports operating discipline  Fuel growth − We provide a holistic solution for our controlled builders: capital resources, site selection, land planning and development, home design and architecture  Achieve optimal size − Expand existing platforms efficiently and profitably to achieve the optimal size of our controlled builders relative to the market opportunity − Maximizing our long - term profitability is paramount Our Operating Strategy Virtuous cycle of growth  Our business model provides the flexibility to allocate capital and land assets to maximize our profitability  We believe our controlled builder structure creates a virtuous cycle of growth and promotes optimal risk - adjusted returns 1 2 3 4 8

2 Q 2015 lots by geography 2 Q 2015 inventory status  ~76% of our 4,665 lots are owned; the remainder are controlled under option contracts  If we were to include homes under construction in our land positions, our total lots owned and controlled would be almost 5,200 Attractive Land P ositions in Our C ore M arkets Dallas 60% Atlanta 40% Completed home inventory and residential lots held for sale 21.5% Homes under construction and land under development 71.1% Undeveloped land 5.4% Land not owned under option 2.0% 4,665 lots Book value $301mm 9

 We believe that our extensive experience and the strong reputation of our management team combined with our long - standing relationships with other market participants, provide us with a competitive advantage in efficiently sourcing, purchasing and entitling land − We intend to pursue the acquisition of additional homebuilders in our core or new markets and to pursue a robust pipeline of development opportunities to fuel future expansion Disciplined Investment Approach Coupled with Strong Land Sourcing and Evaluation Capabilities 10 Mustang Park – Carrollton, TX Highlands at Sandy Springs – Atlanta, GA 2014 Community of the year under 600 acres by the Dallas Homebuilders Association 2013 Community of the year by the Atlanta Homebuilders Association

Dallas Metropolitan Area  From July 2014 to July 2015, employment rose 3.7%, well above the national average of 2.0% (1)  The median home price in Dallas increased 12.5% over the prior year in 2Q 2015 (4)  #3 job growth market in June 2015 (5) Atlanta Metropolitan Area  From July 2014 to July 2015 , employment rose 3.4%, well above the national average of 2.0% (1)  The median home price in Atlanta increased 9.2% over the prior year in 2Q 2015 (4)  #4 job growth market in June 2015 (5) Currently Focused on High - Growth Dallas and Atlanta Markets 11 Single family building permits – Top 10 U.S. markets (2) LTM as of April 2015 (in thousands) 38.6 24.8 18.3 12.8 12.2 12.0 11.5 11.3 10.3 9.5 Houston, TX Dallas, TX Atlanta, GA Phoenix, AZ Washington, DC Austin, TX New York, NY Charlotte, NC Orlando, FL Nashville, TN Market highlights The Dallas and Atlanta metropolitan areas represent two of the most attractive markets in the U.S. in terms of single family permits issued and long - term housing fundamentals (1) According to Bureau of Labor Statistics. (2) According to the United States Census Bureau. (3) Single family building permit peaks for both Dallas and Atlanta occurred in 2005, according to the US Census Bureau (4) According to the National Association of Realtors, measured from end of 2Q 2014 to end of 2Q 2015. (5) According to Metro Study Peak 49.6 Peak 61.8 (3) (3) Year - over - year Growth Atlanta 19 . 2 % Dallas 14 . 8 % United States 2 . 9%

Selling communities over time (1)(2) Inventory dollar value  As of June 30, 2015, we offered homes in 43 communities − T his is a 30% year - to - date increase over the 33 selling communities as of December 31, 2014 − This 30% increase in 2015 follows a 32% increase in 2014 − Management expects community count to grow by >30% again by the end of 2016  Robust community growth targeted − We currently own or control all of the land for anticipated community openings through 2017 Growth through Opening New C ommunities $132.6 $228.8 $274.3 2012 2013 2014 Q2 2015 21 25 33 43 ~+30% 2012 2013 2014 Q2 2015 2016E ($ in millions) ~30% growth expected through end of 2016 Lots: 3,697 4,595 4,156 4,665 12 (1) End of period (2) These targets are forward - looking, are subject to significant uncertainties and contingencies, many of which are beyond the cont rol of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to chan ge. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a represent ati on by any person that these targets will be achieved and the Company undertakes no duty to update its targets. $301.0

Operational performance New homes delivered Backlog $50.1 $168.6 $200.7 $206.0 2012 2013 2014 LTM 6/30/2015 $25.5 $58.6 $78.6 $102.4 12/31/2012 12/31/2013 12/31/2014 As of 6/30/2015 ($ in millions) Units: 91 182 209 249 Units: 182 556 587 602 ($ in millions) 13 Revenue $11.7 $52.8 $84.0 $112.1 $38.4 $115.8 $116.6 $93.8 $22.9 $33.7 $45.5 $41.7 $73.0 $202.3 $246.1 $247.7 2012 2013 2014 LTM 6/30/2015 Residential - Texas Residential - Georgia Land development ($ in millions)  Key operational metrics for Q2 2015 vs. Q2 2014: − Home sales revenues increased by 9.7% − The average sales price of homes delivered was $372,600 in Q2 2015 − The dollar value of units in backlog increased by 30% − The average sales price of units in backlog increased by 25% to over $ 411,000 − Homes under construction increased by 40 % to 522 units

2Q 2015 results overview

- We have confirmed guidance for FY 2015 pre-tax income attributable to Green Brick Partners in the range of $29 to $32 million
- Builder operations revenue in 2Q 2015 of $60.4 million compared to $55.0 million in 2Q 2014
- Land development revenue in 1st half of 2015 of $20.4 million compared to $24.2 million in 1st half 2014
  - The decrease in land development revenue is due primarily to an increase in lot sales to our builders where revenue is not recognized until the house closing
- Adjusted homebuilding gross margins[1] :
  - Unchanged at 25.1% for Q2 2015 vs Q2 2014
  - Year-to-date 2015 at 26.4% vs. 1st half 2014 at 25.0%
  - Last 12 months at 26.3%
- Adjusted EPS[2] for first half of 2015 of $0.39


2015E Gross margin (Ex-Charges)
20.7%
13.6%
16.8%
17.5%
18.5%
19.3%
19.5%
19.9%
20.8%
22.5%
22.8%
24.0%
24.4%
24.6%
26.0%
NWHM
KBH
NVR
TMHC
MTH
DHI
WLH
RYL
TOL
PHM
LEN
GRBK
SPF
WCIC

Source: Company data, Credit Suisse estimates

(1) Adjusted homebuilding gross margins is calculated by adding back the amount of capitalized interest charged to cost of sales to homebuilding gross margin as reported and prepared in accordance with GAAP

(2) Adjusted EPS for the six months ended June 30, 2015 is calculated as the pre-tax income for the period divided by the weighted average number of common shares outstanding for the six months ended June 30, 2015. Pre-tax income represents net income attributable to Green Brick for the period excluding provision for income taxes. See slide 15.

GREEN BRICK PARTNERS

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Non - GAAP Reconciliation 15 (in thousands, except per share amounts) Six months ended June 30, 2015 Basic Adjusted EPS Net income attributable to Green Brick — basic $7,806 Income tax provision attributable to Green Brick $4,310 Pre-tax income $12,116 Adjusted weighted-average number of shares outstanding — basic 31,346 Basic Adjusted EPS $0.39 Diluted Adjusted EPS Net income attributable to Green Brick — diluted $7,806 Income tax provision attributable to Green Brick $4,310 Pre-tax income $12,116 Adjusted weighted-average number of shares outstanding — diluted 31,350 Diluted Adjusted EPS $0.39 Adjusted EPS Reconciliation

We have the Lowest Leveraged Balance Sheet of Any Peer Public Builder  In July 2015, we successfully completed a $174.5 million public offering of our common stock at a price of $10.00 per share for 17.445 million shares and raised net proceeds of approximately $170 million.  The proceeds of the offering enabled us to repay in full the outstanding $150 million term loan and also provided working capital for growth.  Following our public offering, we had pro forma stockholders’ equity of ~$362.4 million and total recourse debt of $20.5 million as of June 30, 2015. 16 61% 54% 48% 41% 41% 41% 40% 40% 29% 28% 28% 22% 8% 3% 35% 0% 10% 20% 30% 40% 50% 60% 70% 3Q est. Net Debt To Total Cap  We believe our strong balance sheet will be positioned to support the growth of our business: − Strong pro forma debt coverage of ~10.1x − Low pro forma debt to capitalization ratio of ~8%, or approximately 3% net of cash − We will target a maximum 40% leverage (total debt / capitalization)  Following our public offering , we replaced our $25 million line of credit with Inwood Bank with a new $50 million credit facility with a term to maturity of 24 months; we are currently seeking to increase our total lines of credit to $100 million.  The balance of our deferred tax asset from our predecessor company as of June 30, 2015 is $85.2 million. Source: Company data, Credit Suisse estimates

17 Key Takeaways  Uniquely structured residential land development and homebuilding company  Significant growth opportunities in Dallas and Atlanta – two of the three most attractive homebuilder markets in the U.S.  Distinct competitive advantage in sourcing and developing land  Success in executing our growth strategy with our controlled builders  Operating model results in superior financial performance and returns relative to peers  Profitable since inception